UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2020
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-35200 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02 Results of Operations and Financial Condition.

On March 3, 2020, Comstock Mining Inc. (the “Company”) announced an update to strategic transactions and selected strategic, transactional and financial highlights.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This Section 2.02 of this Form 8-K and Exhibit 99.1 are each being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and are therefore not to be considered “filed” with the SEC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2020, the Company accepted the resignation of Juan Carlos Giron Jr., as Chief Financial Officer and President of the Company.

Item 8.01 Other Events.

On February 28, 2020, the Company agreed to forbear from exercising remedies for nonpayment of $725,000 by Tonogold Resources, Inc. (“Tonogold”), pursuant to that certain Membership Interest Purchase Agreement, dated as of January 24, 2019, as amended by the Purchase Agreement Amendment dated April 30, 2019, as amended by the Second Purchase Agreement Amendment dated May 22, 2019, as amended by the Third Purchase Agreement Amendment dated June 21, 2019, as amended by the Fourth Purchase Agreement Amendment dated August 15, 2019 and restated September 17, 2019, as amended by the Fifth Purchase Agreement Amendment dated October 14, 2019, as amended by the Sixth Purchase Agreement Amendment dated November 17, 2019 (the “Purchase Agreement”), by and between Tonogold, the Company and Comstock Mining LLC, a Nevada limited liability company.

The Company agreed to forbear from exercising its remedies with respect to the February 28, 2020 payment until May 22, 2020; provided, that the Company did not waive and reserved the right to exercise any and all remedies available to the Company under the Purchase Agreement if Tonogold fails to comply with any of its other requirements under the Purchase Agreement after February 28, 2020.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

99.1	Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.
Date: March 5, 2020	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Executive Chairman and Chief Executive Officer